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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                (Date of earliest event reported): April 29, 2003

                            Sterling Chemicals, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-50132              76-0502785
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
              (Registrant's telephone number, including area code)

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Item 7. Exhibits

Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals, Inc. for March
                2003.

Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals Energy, Inc. for
                March 2003.

Item 9. Regulation FD Disclosure

      On April 17, 2003, Sterling Chemicals, Inc. and its subsidiary Sterling Chemicals Energy, Inc. filed Monthly Operating Reports with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, in Houston, Texas (the "Bankruptcy Court"). Copies of the Monthly Operating Reports are filed herewith as Exhibits and contain unaudited financial information that is subject to future reconciliations and adjustments that may materially affect stockholders' equity (deficit).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STERLING CHEMICALS, INC.

Date: April 29, 2003

                                  By: /s/ RICHARD K. CRUMP
                                      -----------------------------------------
                                      Richard K. Crump, Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 -- Monthly Operating Report for Sterling Chemicals, Inc. for March
                2003.

Exhibit 99.2 -- Monthly Operating Report for Sterling Chemicals Energy, Inc. for
                March 2003.